                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 1995



                        FEDERAL REALTY INVESTMENT TRUST
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DISTRICT OF COLUMBIA                1-7533                 52-0782497
   --------------------           ----------------            ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (IRS EMPLOYER
     OF INCORPORATION)               NUMBER)               IDENTIFICATION NO.)



       4800 HAMPDEN LANE, SUITE 500, BETHESDA, MARYLAND        20814
       ------------------------------------------------     ------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)          (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  301/652-3360
                                                            ------------

EXHIBIT INDEX APPEARS ON PAGE 3.


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ITEM 5. OTHER EVENTS

        Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at March 31, 1995.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)   Exhibits.

        99  Supplemental portfolio information at March 31, 1995



                                  SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                       FEDERAL REALTY INVESTMENT TRUST

                                       /s/ Cecily A. Ward
                                       --------------------------------------
                                       Cecily A. Ward
                                       Vice President, Controller


Date: May 25, 1995

                                 EXHIBIT INDEX

 EXH NO.     EXHIBIT                                                PAGE NO.
 -------     -------                                                --------
     99      Supplemental portfolio information at March 31, 1995       E-1


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